UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 5, 2006 (September 29, 2006)

ICON HEALTH &, FITNESS, INC.
(Exact Name of Registrant as Specified in Its Charter)

COMMISSION FILE NUMBER:  333-93711

DELAWARE	87-0531206
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1500 South 1000 West
Logan, UT, 84321
(Address and Zip Code of Principal Executive Offices)

(435) 750-5000
(Registrant's Telephone Number, Including Area Code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	Other Events.

On September 29, 2006, certain of our existing investors sold (the “Sale”) most but not all of their indirect interests in ICON Health & Fitness, Inc. (the “Company”) to certain of our other existing investors pursuant to the Interests Purchase Agreement (the “Agreement”), dated as of September 26, 2006, among the Company, BCP IV Grantor Trust, BCIP Trust Associates, L.P., BCIP Associates, L.P. (collectively, the “Bain Entities”), Inverness/Phoenix Partners LP and Executive Capital Partners I LP (together, the “Inverness Entities” and, collectively with the Bain Entities, the “Sellers”), and Credit Suisse Securities (USA) LLC, GS ICON LLC, an affiliate of Gary E. Stevenson (a director of the Company), SW ICON LLC, an affiliate of Scott R. Watterson (a director of the Company), Wen-Chung Ko, and BG ICON LLC, an affiliate of Robert C. Gay (a director of the Company and a general partner or a principal of the general partner of each of the Bain funds) (individually each a “Buyer” and collectively, the “Buyers”). Pursuant to the Agreement, each of the Sellers sold and delivered to the Buyers certain of their equity in our indirect parent, HF Investment Holdings, LLC (“Holdings”), at a price of $50 per unit, and $8,496,500 in the aggregate.

As a result of the placeCitySale, the Bain Entities’ indirect interest in the Company will be reduced from beneficial ownership of 2,580,000 shares to beneficial ownership of 1,032 shares and the Inverness Entities’ indirect interest in the Company will be reduced from beneficial ownership of 344,000 shares to beneficial ownership of 172 shares. The Buyers’ collective indirect interest in the Company will increase from beneficial ownership of 3,873,000 shares on a fully diluted basis to beneficial ownership of 6,795,796 shares on a fully diluted basis. Simultaneous with the closing of the placeCitySale, all of the current members of Holdings entered into a revised limited liability company agreement and a revised stockholders agreement of HF Holdings, Inc., a subsidiary of Holdings and the direct parent of the Company.

Copies of the Limited Liability Company Agreement and Stockholders Agreement are attached as Exhibits 10.68 and 10.69 hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON HEALTH & FITNESS, INC.

By: /s/ S. Fred Beck

Name: S. Fred Beck
Title: Chief Financial Officer
Date: October 5, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.68	HF Investment Holdings, LLC Amended and Restated Limited Liability Company Agreement dated as of September 26, 2006, among ICON Health & Fitness, Inc., BCP IV Grantor Trust, BCIP Trust Associates, L.P., BCIP Associates, L.P., Inverness/Phoenix Partners LP, Executive Capital Partners I LP, GS ICON LLC, SW ICON LLC, Credit Suisse Securities (USA) LLC, BG ICON LLC and Wen-Chung Ko.

10.69	HF Holdings, Inc. Amended and Restated Stockholders Agreement dated as of September 26, 2006, among ICON Health & Fitness, Inc., BCP IV Grantor Trust, BCIP Trust Associates, L.P., BCIP Associates, L.P., Inverness/Phoenix Partners LP, Executive Capital Partners I LP, GS ICON LLC, SW ICON LLC, Credit Suisse Securities (USA) LLC, BG ICON LLC and Wen-Chung Ko.

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